UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2008

McDONALD’S CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5231	36-2361282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois

(Address of principal executive offices)

60523

(Zip Code)

(630) 623-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 10, 2008, McDonald’s Corporation (the “Company”) issued an Investor Release reporting the Company’s February and year-to-date 2008 sales. The Investor Release is furnished as Exhibit 99 and is attached hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99	Investor Release of McDonald’s Corporation issued March 10, 2008: McDonald’s Reports February Comparable Sales Up 11.7%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date: March 12, 2008	By:	/s Kevin M. Ozan
Kevin M. Ozan
Corporate Senior Vice President – Controller

Exhibit Index

Exhibit No. 99	Investor Release of McDonald’s Corporation issued March 10, 2008: McDonald’s Reports February Comparable Sales Up 11.7%